SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       August 13, 2002
                                                    ----------------------------


                            HERSHEY FOODS CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                    1-183                 23-0691590
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(State or other jurisdiction      (Commission           (I.R.S. Employer
           of incorporation)          File Number)          Identification No.)


         100 Crystal A Drive, Hershey, Pennsylvania                      17033
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          (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    (717) 534-6799
                                                     ---------------------------








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                      INFORMATION TO BE INCLUDED IN REPORT


         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Hershey Foods Corporation under the Securities Act of 1933.


Item 9.  REGULATION FD DISCLOSURE
         ------------------------

         On August 13, 2002, Richard H. Lenny, Chief Executive Officer of Hershey Foods Corporation (the "Corporation") and Frank Cerminara, Chief Financial Officer of the Corporation, each filed with the Securities and Exchange Commission (the "Commission") a sworn statement pursuant to the Commission's order under Section 21(a) (1) of the Securities Exchange Act of 1934 No. 4-460. Copies of the statements are included in this Form 8-K as Exhibits 99.01 and 99.02.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:   August 13, 2002


                                  HERSHEY FOODS CORPORATION



                                  By   /s/ Frank Cerminara
                                       -------------------------------------
                                       Frank Cerminara
                                       Senior Vice President, Chief Financial
                                       Officer




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                                  Exhibit Index
                                  -------------


Exhibit No.       Description
-----------       -----------

     99.01 Statement of Richard H. Lenny, Chief Executive Officer of Hershey Foods Corporation, dated August 12, 2002, pursuant to the Securities and Exchange Commission's order requiring the filing of sworn statements under Section 21(a) (1) of the Securities Exchange Act of 1934 No. 4-460.

     99.02 Statement of Frank Cerminara, Chief Financial Officer of Hershey Foods Corporation, dated August 12, 2002, pursuant to the Securities and Exchange Commission's order requiring the filing of sworn statements under Section 21(a) (1) of the Securities Exchange Act of 1934 No. 4-460.













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